SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-lA

REGISTRATION STATEMENT UNDER SECURITIES
ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 26

SEC File No. 2-27183
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 20
SEC File No. 811-1528
BRUCE FUND, INC.
[Exact Name of Registrant as Specified in Charter]
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606

[Address of Principal Executive Offices]
(312) 236-9160

[Registrant's Telephone Number, including Area Code]

Robert B. Bruce
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606

[Name and Address of Agent for Service]

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

 X  Immediately upon filing pursuant to paragraph (b)
     On  (date)  pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)
__ On (date) pursuant to paragraph (a) of rule 485


BRUCE  FUND, INC.
20 N. Wacker Drive
Suite 2414
Chicago, Illinois  60606
(312) 236-9160


BRUCE FUND, INC. / PROSPECTUS


Management of the Bruce Fund, a diversified, open-end no-load management company, attempts to achieve the Fund's objective of long-term capital appreciation primarily through investments in common stock and debt securities; income is a secondary consideration. The Fund may also invest in other securities.

This Prospectus sets forth concise information about Bruce Fund, Inc. (the "Fund") that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference.
___________________________


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


___________________________

October 30, 2002




BRUCE FUND, INC - INVESTMENT SUMMARY


Investment Objective

Bruce Fund's primary investment objective is long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective. Except as otherwise indicated, the Fund's investment objective and policies may be changed without a vote of shareholders.

Principal Investment Strategies

 The Fund manager (Bruce & Co., Inc.) seeks to achieve the objective by investing primarily in domestic common stocks and bonds, including "zero coupon" government bonds.

The Fund may invest, without restriction, in future interest and principal of
U. S. Government securities, commonly known as "zero coupon" bonds.
The Fund manager attempts to position the Fund where it sees the best capital appreciation opportunity. Other debt securities, traded on exchanges or over-the-counter, may be acquired at substantial discounts from the principal amount, again if the Fund manager believes a capital appreciation opportunity is presented. Investments may be made in defaulted bonds, and management has invested in such defaulted bonds, which sell at a great discount from face redemption value.


The Fund invests in domestic common stocks of any capitalization where the overriding strategy is long-term capital appreciation. Both growth and value criteria are used to determine and select those stocks affording capital appreciation potential. Securities of unseasoned companies may also be acquired from time to time.


Principal Investment Risks

The Fund is subject to the following principal investment risks:

Interest Rate Risk. The issuers of debt securities, including "zero coupon" government bonds, are expected to redeem the securities by payment to the investor of the principal amount at maturity. However, market interest rates change, causing the current market value of debt securities at any time to fluctuate. The value of the Fund's debt securities portfolio may decline when market interest rates rise. The Fund being able to invest, without restriction, in future interest and principal of U. S. Government securities, commonly known as "zero coupon" bonds, would be primarily sensitive to and affected by interest rate risk.

Maturity Risk. The longer the maturity of a debt security the more it fluctuates with changes in interest rates. When interest rates rise, you can expect the value of long-term bonds to fall more than those of short-term bonds.


Credit Risk. The risk of loss on a debt security is less than on an equity security of the same issuer, but there is a risk that the market price of the debt security may decline below the price at which it was acquired. There is also a risk that the issuer may become insolvent and unable to meet interest payments or to repay principal at maturity, and that defaulted bonds may remain in default resulting in no repayment to the holder at maturity. Debt securities are, many times, rated by various credit rating firms, and the lowering of such ratings can cause the value of the debt securities to decline.

Liquidity Risk. Securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The Fund being able to invest in unseasoned companies, defaulted bonds and debt securities, traded over-the-counter or at substantial discounts, will be subject to liquidity issues and risk. The urgency to sell these securities might result in receiving a price substantially less than anticipated.

Small Cap Investing. The value of securities of smaller, less well-known issuers, can be more volatile than that of larger issuers.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investors must recognize there is a risk of loss of money in investing in Fund shares, as there is in any investment seeking capital appreciation, including securities issued by the U.S. Treasury.

Investor Profile

The Fund is intended for those investors who have a high tolerance for risk and a long-term time horizon. Shareholders should be comfortable with fluctuating share prices as well as the Funds' other investment risks.

Performance

The following chart and table provide some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year, and comparing this information to broader measures of market performance. Past performance, before and after taxes, is not necessarily an indication of future performance.





Total Returns before Taxes for Years Ending December 31


For the period included in the bar chart, the Fund's highest return for a calendar quarter was 25.05% (the 2nd fiscal quarter of 1996), and the Fund's lowest return for a calendar quarter was -12.64% (the 3rd fiscal quarter of 1996). The returns for the first three calendar quarters of 2002 were -2.02%, 0.10% and 0.17%.

Average Annual Total Returns  For Periods ended December 31, 2001

                                          One Year	   Five Years	Ten Years
Bruce Fund
 - Return before Tax               22.48%       10.76%              11.52%
 - Return after Taxes on
     Distributions                     17.87%	       8.30%     	    9.53%
-	Return after Taxes on Dist. &
   Gains after sale of shares     14.30%       7.64%               8.77%
Lehman Long-Term
     Treasury Bond Index	    4.34%    8.38% 	         8.56%
Russell 2000 Growth
     Stock Index          	    (9.23%)   2.87%	         7.19%
Value Line Convertible Index     2.57%      4.21%   	   9.92%

The Lehman Long-Term Treasury Bond Index is an unmanaged index of
U.S. Treasury issues. The Russell 2000 Growth Stock Index is an unmanaged index comprised of common stocks of small U.S. companies with growth orientation. The Value Line Convertible Index is generally considered representative of the U.S. convertible securities market. Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees, taxes or expenses.

After-tax returns are calculated using the historical highest income tax rates, and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on the investor's tax situation.
After-tax returns are not relevant for tax-deferred accounts.



FUND EXPENSES

	The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses set forth below are for the 2002 fiscal year.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases
0.00%
Sales Load Imposed on Reinvested
Dividends
0.00%
Contingent Deferred Sales Load
0.00%
Redemption Fees
0.00%
Exchange Fees
0.00%

Annual Fund Operating Expenses

Management Fees
1.00%
12b-1 Fees
0.00%
Other Expenses
0.46%
Total Operating Expenses
1.46%


	This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same each year. Although the actual expenses may be higher or lower, based on these assumptions your costs would be:

1 year
3 years
5 years
10 years
$146
$459
$806
$1,814

Investment Details

The investment objective and principal strategies described above may be changed at any time without shareholder approval. There is no minimum or maximum percentage of Fund assets required to be invested in any type of security. The Fund reserved the right, as a temporary defensive measure when general economic (including market) conditions are believed by management to warrant such action, to invest any portion of its assets in conservative fixed-income securities such as United States Treasury Bills, Notes, Bonds, certificates of deposit, prime-rated commercial paper and repurchase agreements with banks
(agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price). When the Fund is so invested it may not achieve its objective. Securities are not generally purchased with a view to rapid turnover to obtain short-term profits, but rather are purchased because management believes they will appreciate in value over the long-term.

Investment Restrictions

The Fund has adopted certain investment restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, as defined by the Investment Company Act. Such investment restrictions are set forth in the Fund's "Statement of Additional Information".

	The right, as a defensive measure (see above), to invest Fund assets in conservative fixed-income securities mandates that not more than 5% of the total assets of the Fund, taken at market value, will be invested in the securities of any one issuer (other than securities issued by the United States Government or an agency thereof, or a security evidencing ownership in future interest and principal of U.S. Treasury, such as "zero coupon" bonds). Management may, by reason of the exception to this restriction, invest assets of the Fund without limit in such Government securities.

Management's Discussion of Fund Performance

The annual report to shareholders of the Fund contains performance information in addition to that included in this prospectus. The Bruce Fund will make available the annual report to any recipient of its prospectus upon request and without charge.

Management, Organization and Capital Structure

The Fund has entered into an Investment Advisory Agreement employing
Bruce and Co. to manage the investment and reinvestment of the Fund's assets and to otherwise administer the Fund's affairs to the extent requested by the Board of Directors. Bruce and Co. presently manages no other mutual fund or investment company. Under the Agreement, Bruce and Co.
is, subject to the authority of the Fund's board of directors, responsible for the overall management of the Fund's business affairs. This Agreement is subject to annual review and will continue in force if specifically approved annually by the stockholders.

The advisor, Bruce and Co., is an Illinois corporation, controlled by Robert
B. Bruce; it is located at Suite 2414, 20 North Wacker Drive, Chicago, Illinois 60606.

Robert B. Bruce is president, treasurer and portfolio manager of the Fund, which he has managed since October 1983. Mr. Bruce has worked as an independent investment manager since 1974.

Bruce and Co.'s compensation for its services to the Fund are calculated as follows:

Annual
Percentage Fee
Applied to Average
Net Assets of Fund


1.0%
Up to $20,000,000; plus
0.6%
$20,000,000 through $l00,000,000;plus
0.5%
over $l00,000,000

The fee is calculated and paid each calendar month based on the average of the daily closing net asset value of the Fund for each business day of that month. Since the rates above are annual rates, the amount payable to the adviser for each calendar month is l/l2th of the amount calculated as described. The annual percentage fee of l.0% is higher than the fee charged to a majority of open-end investment companies. The Fund also bears certain fees and expenses including, but not limited to, fees of directors (not affiliated with Bruce and Co.), custodian fees, costs of personnel to perform clerical, accounting and office services for the Fund, fees of independent auditors, counsel, transfer agencies and brokers' commissions. These fees are fully described in the Investment Advisory Agreement. The adviser, Bruce and Co., received $36,497 during the 2002 fiscal year (1.00% of average net assets)

The Fund has only one class of authorized stock: Capital Stock, $1.00 par value. Stockholders are entitled to one vote per full share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "Redemption of Fund Shares" and "Determination of Net Asset Value") and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable. There are no material obligations or potential liability associated with ownership of Fund stock.

Determination of Net Asset Value (NAV)

Fund shares are priced at net asset value (NAV), which management determines as of 3:00 P.M. Central Time each business day by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued-expenses), by the number of shares outstanding.
Securities listed on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at the last reported sale price. Unlisted securities for which quotations are available are valued at the closing bid price.

Short-term securities are valued at amortized cost. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. The current approved fair value pricing includes using a combination of the last sales price; last bid and asked price; a third party bid and asked price; and/or an indicated opening range to determine a good faith estimate for the security. Odd lot differentials and brokerage commissions will be excluded in calculating values. The net asset value would also be determined at the close of business on any other day on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by changes in the value of the portfolio securities, provided that such day is a business day on which shares were tendered for redemption or orders to purchase shares were received by the Fund. Except under extraordinary conditions, the Fund's business days will be the same as those of the New York Stock Exchange.





Purchasing Fund Shares

To invest in Fund shares, the investor should complete the Order Form enclosed at page 9 of this Prospectus. The completed and signed application, accompanied by payment to Bruce Fund, Inc., should be mailed to Bruce Fund, Inc., c/o Unified Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1897. All applications must be accompanied by payment. Applications are subject to acceptance by the Fund, and are not binding until so accepted. Shares will be bought at the next NAV, as applicable, calculated after the investment is received in proper form. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $500 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders will be notified in the event such minimum purchase-amounts are changed. Stock certificates are no longer issued.

Redemption of Fund Shares

 Shareholders have the right to request the Fund to redeem their shares by depositing their certificates at Unified Advisers, Inc. with a written request addressed to Unified Advisers, Inc. that the shares be redeemed.
Redemption may be accomplished by a signed written request to the transfer agent that the Fund redeem the shares. Requests for redemption of Fund shares must be signed by each shareholder and EACH
SIGNATURE MUST BE GUARANTEED by a bank or trust company in, or having a correspondent in New York City, or by a member firm of a national securities exchange. Signatures on endorsed certificates submitted for redemption must also be similarly guaranteed. Shares will be sold at the next NAV calculated after the redemption request is received in proper form. It is suggested that all redemption requests by mail be sent Certified Mail with return receipt.

The redemption price is the net asset value per share determined as described previously. See, "Determination of Net Asset Value". Payment for shares redeemed, except as described hereafter, is made by the Fund to the shareholder within seven days after the certificates are received, but the Fund may suspend the right of redemption, subject to rules and regulations of the Securities and Exchange Commission, at any time when (a) The
New York Stock Exchange is closed, (b) trading on such exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (d) the Commission by order permits such suspension for the protection of shareholders.

If in the opinion of the Board of Directors, conditions exist which make cash payments undesirable, payment may be made in securities or other property in whole or in part. Securities delivered in payment of redemptions are valued at the same value of the Fund's assets.
Shareholders receiving such securities or redemption will incur brokerage costs on the sale thereof.





Dividends, Distributions and Tax Consequences

The Fund intends to distribute substantially all of its net income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually and to comply with the provisions of the Internal Revenue Code applicable to investment companies, which will relieve the Fund of Federal income taxes on the amounts so distributed. The dividends and long-term capital gains distributions are taxable to the recipient whether received in cash or reinvested in additional shares.
 Long-term capital gains distributions will be taxed to the individual Fund shareholder as such, regardless of the length of time the Fund shares have been held.

Unless a shareholder otherwise directs, all income dividends and capital gains distribution are automatically reinvested in full and fractional shares of the Fund. Shares are purchased at the net asset value (see"Determination of
Net Asset Value") next determined after the dividend declaration and are credited to the shareholder's account.
  Stock certificates are not issued. A shareholder may elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.
A shareholder wishing to make such election must notify the transfer agent in writing of such election.

Shareholders may elect not to continue in the dividend reinvestment program at any time. Following such election, the shareholder will receive income dividends or all distributions in cash. Any shareholder who is not participating in the dividend reinvestment program may elect to do so bygiving written notice to the transfer agent. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declarationdate and payment date, it
 will become effective on the day following the payment date.

Pending Legal Proceedings

There are no legal proceedings to which the Fund or the adviser is a party.























Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. The past five fiscal years, which end on June 30, are included. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton, L.L.P., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information and in the annual report to shareholders, either or both of which are available upon request.

Selected data for each share of capital stock outstanding
 through each year ispresented below :
 2002        2001      2000        1999      1998
Net Asset Value, Beginning of Period (B)
$157.42  $128.15 $135.51     $175.27  $138.35
Income From Investment Operations
Net Investment Income
 6.76        4.74       4.41       4.02         4.32
Net Gains or (Losses) on Investments
6.74       35.43      (3.77)    (26.18)      36.88
(both realized and unrealized)
Total From Investment Operations
13.50  40.17       0.64      (22.16)     41.20
Less Distributions
Distribution (from net investment income) (A)
(8.00)  (1.90)    (4.50)   (4.40)        (4.28)
Distribution (from net capital gain(A)
(17.25)  (9.00)  (3.50)  (13.20)        ---
  Total Distributions
(25.25)   (10.90)  (8.00)  (17.60)   (4.28)
Net Asset Value, End of Period (C)
$145.67 $157.42 $128.15  $135.51 $175.27
Total Return
8.26%  32.26%  1.44%  (13.46%)  29.77%
Ratios/Supplemental Data
Net Assets, End of Period ($ million)
$3.70  $3.29  $2.52  $2.60         $3.25
Ratio of Expenses to Average Net Assets
1.46%  1.60%   1.71% 1.64%    1.59%
Ratio of Net Income to Average Net Assets
 4.27%   3.28%  3.55%   2.59%     2.60%
Portfolio Turnover Rate
28.59%   49.42% 22.26%  34.78%    2.60%






ORDER FORM FOR PURCHASING BRUCE FUND SHARES

GENERAL TERMS

This application is subject to acceptance by the Fund in Chicago, Illinois. This application will not be accepted unless accompanied by payment. The passage of title to and delivery of shares purchased (including shares hereafter purchased through dividend reinvestment or otherwise), whether or not certificates are issued, shall be deemed to take place in Illinois. The applicant certifies that he or she has full capacity to enter into this subscription agreement. The purchase price shall be the net asset value in effect at the time this application is accepted by the Fund.

DIVIDEND ELECTION

Unless a shareholder otherwise directs, all income dividends and capitalgains distributions are automatically reinvested in full and fractional shares of the Fund. If you do NOT wish your dividends and capital gains distributions reinvested in shares of the Fund but wish instead to receive the full amount of dividends and capital gains distributions in cash, or to receive income dividends only in cash (reinvesting capital gains distributions in shares of the Fund), you should check the choice you wish to make, and sign at the place indicated.

I (We) elect to receive the full amount of all dividends and capital gains distributions hereafter paid on shares of Bruce Fund, Inc.
 registered in the name(s) of the undersigned in cash, until contrary written instructions are received by the Fund.

I (We) elect to receive the full amount of all income dividend distributions hereafter paid on shares of Bruce Fund, Inc.
 registered in the name(s)of the undersigned in cash, and approve the automatic reinvestment of all capital gains distributions in full and fractional shares of the Fund, until contrary written instructions are received by the Fund.


____________________
________________
	Signature


____________________
________________
Signature of Co-Owner,
if any.  If shares are to be
registered. jointly, all owners must sign.

(NOTE: If this election is not signed, dividends and capital gains distributions will be reinvested in Fund shares, as described on the Order Form. If you elect to receive dividends/capital gains in cash, this signed Dividend
 Election must be returned with your Order Form for Purchasing Bruce Fund Shares).


MAIL THIS ORDER FORM AND CHECK DIRECTLY TO
 UNIFIED ADVISERS, INC.

ORDER FORM FOR PURCHASING BRUCE FUND SHARES
(Minimum initial investment of $1,000; $500, thereafter)

Unified Advisers, Inc.		Date:
431 North Pennsylvania Street
Indianapolis, Indiana 46204-1897
Attn:  Bruce Fund, Inc.

Gentlemen:

Enclosed is my check in the amount of $_____________ (make
 check payable to Bruce Fund, Inc.) for the purchase of shares of Bruce Fund, Inc. Capital Stock. The undersigned subscribes for:

Exactly _____________________________________ shares,
			OR
The maximum number of full and fractional shares which may be purchased with the enclosed amount.

The minimum initial purchase is $1,000, and the minimum for
 any subsequent purchase is $500, except through dividend reinvestment. All applications must be accompanied by payment.
  Differences between amounts submitted and actual cost of shares purchased will be refunded or billed to the registered owner designated below, unless otherwise specified.

I have received and read the latest prospectus of the Bruce Fund.

AUTOMATIC DIVIDEND REINVESTMENT - I understand that all dividends and capital gains will be automatically reinvested unless the Dividend Election on the following page is signed or until contrary written instructions are received by the
Fund, as set forth in the prospectus.

STOCK CERTIFICATES - All shares purchased (including
 reinvestments) will be credited to the stockholder's account;
no stock certificates will be issued.

All dividend shares will be held by Unified Advisers, Inc..

Shares of the Bruce Fund are to be registered as follows:______________________________________
	       (Name)
This section must be completed to open your account.
 Failure to complete this section and sign the Order
 Form may result in backup withholding.

SOCIAL SECURITY NUMBER OR TAXPAYER
 IDENTIFICATION NUMBER











Individual accounts. Specify the Social Security number of the owner. Joint accounts. Specify the Social Security number of the first named owner.
Uniform Gifts/Transfers to Minors account.  Specify minor's Social
Security number.
Corporations, Partnerships, Estates, Other Entities or Trust accounts. Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the Fund.



In addition to the above, Joint accounts must also specify the Social Security number of the second named owner here.











Taxpayer Identification Number Certification

The IRS requires all taxpayers to write their Social Security Number or
 Taxpayer Identification
Number in this Order Form, and sign this Certification.  Failure by a non-exempt taxpayer to
give us the correct Social Security Number or Taxpayer Identification
 Number will result in the
withholding of 31% of all taxable dividends paid to your account and/or the withholding of
certain other payments to you (referred to as "backup withholding").

Under penalties of perjury, you certify that:

1.	The Social Security or Taxpayer Identification Number on
 this Application is correct;
and

2.	You are not subject to backup withholding because a) you
 are exempt from backup
withholding; or b) you have not been notified by the Internal Revenue
 Service that
you are subject to backup withholding; or c) the IRS has notified you that you are no
longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Name: _____________________________________


Name: ______________________________________

Street: _____________________________________


Street: ______________________________________
City: ________________ State:____ Zip:_________
City: ___________________ State:______ Zip:_____



__________________________________________
Signature
_______________________________________
Signature


If shares are to be registered jointly, all owners must sign.  Any registration in the names
of two or more co-owners will, unless otherwise specified, be as joint tenants with right of
survivorship and not as tenants in common. Shares may be registered in the name of a custodian for a minor under applicable state law. In such cases, the name of the state should be indicated, and the taxpayer identification or social security number should be that of the minor.



PROSPECTUS

October 30, 2002

BRUCE FUND, INC.


BRUCE FUND, INC.


20 North Wacker Drive
Chicago, Illinois  60606


	Additional information about the Fund may be found in the Statement of Additional Information, and in shareholder reports. Shareholder inquiries may be made by calling the Bruce
Fund at 1-800-347-8607.  The Statement of additional
Information contains more information on Fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

BY PHONE:	Call Bruce Fund at 1-800-347-8607

BY MAIL:	Bruce Fund, Inc. at the above address
				or
		Public Reference Section
		Securities and Exchange Commission
		Washington, D.C. 20549-0102
			(a duplication fee is charged)

IN PERSON:	Public Reference Room
		Securities and Exchange Commission
		Washington, D.C.
			(call 1-202-942-8090 for more information)

BY ELECTRONIC REQUEST:  at the following email address:
                        publicinfo@SEC.gov (a duplication fee is charged)

	The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).




Investment Company Act File Number:	811-1528
 Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number of shares at end of year.

 Ratio of expenses to average net assets before reimbursement for 2002, 2001 and 2000 was 1.67%, 1.85% and 2.18%, respectively.